UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-KA

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest  event  reported)  November  10,  2005
                                                         -------------------

                             DIGITAL SECURITY, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter).
                        Nevada     0-49880     95-4643533
                        ------     -------     ----------
    (State or other jurisdiction of incorporation)     (Commission File Number)
                        (IRS Employer Identification No.)
                  4760 S. Pecos Road, Suite 103, Las Vegas, NV
                  --------------------------------------------
               (Address of principal executive offices)     89121
                                                            -----
                                      (Zip Code)
                                    800- 921-9881
                                    -------------
Registrant's  telephone  number,  including  area  code
                              DCM ENTERPRISES, INC.
           (Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section  4  -  Matters  Related  to  Accountants  and  Financial  Statements
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Item  4.01  Changes  in  Registrant's  Certifying  Accountant

Pursuant to a Board Resolution by Written Consent, the Registrant dismissed its independent auditor De Joya & Company of Las Vegas, Nevada effective October 26, 2005 and engaged Jonathon P. Reuben, C.P.A. as its independent auditor effective October 27, 2005.

Except for Registrant's Form 10KSB filed on April 22, 2004, for fiscal year ending December 31, 2003, which stated that "the Company has suffered recurring losses from operations, which raise substantial doubt about its ability to continue as a going concern," the reports of De Joya & Company on the Registrant's financial statements for the past two years, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Registrant and De Joya & Company have not, in connection with the audit of the Registrant's financial statements for the previous two (2) fiscal years or for any subsequent interim periods prior to and including October 26, 2005, had any disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which have caused De Joya & Company to make reference to the subject matter of the disagreement in connection with its reports.

On October 26, 2005, the Registrant engaged the Jonathan P. Reuben, C.P.A. of Torrance, California as the Registrant's independent auditor.

The Registrant had no relationship with Jonathan P. Reuben, C.P.A. required to be reported pursuant to Regulation S-B Item 304(a)(2) during the previous 2 fiscal years, or the subsequent interim periods prior to and including October 26, 2005.

Exhibit  No.     Description  of  Exhibit
                 ------------------------
16.1             Letter from De Joya & Company Re: Change in Certifying
                 Accountants.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital  Security,  Inc.
------------------------
(Registrant)

November  10,  2005
-------------------
Date

/s/  Albert  R.  Reda
---------------------
Albert  R.  Reda,  President


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